MULTIFAMILY NOTE

 US $1,100,000                                New Orleans, Louisiana
                                                  as of July 9, 1998

      FOR VALUE RECEIVED, the undersigned ("Borrower") jointly and severally (if more than one) promises to pay to the order of INVESTMENT PROPERTY MORTGAGE, L.L.C., a Louisiana limited liability company, the principal sum of One Million One Hundred Thousand and No/100ths Dollars (US$],] 00,000), with interest on the unpaid principal balance at the annual rate of Six and 69/1 00ths percent (6.69%).

      1. Defined Terms. As used in this Note, (i) the term "Lender" means the holder of tills Note, and (11) the term "Indebtedness" means the principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument. Event of Default, Key Principal and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument (as defined in Paragraph 5).

      2. Address for Payment. All payments due under tills Note shall be payable at 300 Plaza, One Shell Square, New Orleans, Louisiana 70139, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

      3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

      (a) Unless disbursement of principal is made by Lender to Borrower on the first day of tile month, interest for the period beginning oil the date of disbursement and ending on and including tile last day of the month in which such disbursement is made shall be payable simultaneously with the execution of tills Note. Interest under this Note shall be computed oil the basis of a 360-day year consisting of twelve 30-day months.

      (b) Consecutive monthly installments of principal and interest, each in the amount of Seven Thousand Ninety and 76/100ths Dollars (US $7,090.76), shall be payable oil the first day of each month beginning on September 1, 1998, until the entire unpaid principal balance evidenced by tills Note is fully paid. Any accrued interest remaining past due for 30 days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any remaining principal and interest shall be due and payable on August 1, 2008 or oil any earlier date oil which tile unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (tile "Maturity Date"). The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth Ili tills Note until and including the date oil which it is paid in full.

      (c) Any regularly scheduled monthly Installment of principal and Interest that is received by Lender before tile date it is due shall be deemed to have been received oil the due date solely for tile purpose of calculating interest due.

      4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to tile Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

      5. Security. The Indebtedness is secured, among other things, by a multifamily mortgage, deed to secure debt or deed of trust dated as of the date of this Note (the "Security Instrument"), and reference is made to the Security Instrument for other rights of Lender concerning tile collateral for the Indebtedness.

      6. Acceleration. If all Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under tills Note and any other Loan Document shall at once become due and payable, at tile option of Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.

      7. Late Charge. If any monthly amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within 10 days after the amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to 5 percent of such amount. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (tile "Loan"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to tills Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing oil the date of this Note, of the additional expenses Lender will Incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

      8. Default Rate. So long as any monthly Installment or any other payment due under this Note remains past due for 30 days or more, interest under tills Note shall accrue oil tile unpaid principal balance from tile earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the "Default Rate") equal to the lesser of 4 percentage points above tile rate stated in the first paragraph of this Note or the maximum interest rate which may be collected from Borrower Under applicable law. If the unpaid principal balance and all accrued interest are not paid in full oil the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under tills Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact oil Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that It is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under tills Note is delinquent for more than 30 days, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that tile increase in the rate of interest payable under this Note to tile Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing oil the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

      9.    Limits on Personal Liability.

      (a) Except as otherwise provided in tills Paragraph 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of tile Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the Indebtedness. This limitation oil Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any obligations of Borrower.

      (b) Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of (I) failure of Borrower to pay to Lender upon demand after an Event of Default, all Rents to which Lender is entitled under Section 3(a) of tile Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence; (2) failure of Borrower to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument; (3) failure of Borrower to comply with Section 14(d) or (e) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports; (4) fraud or written material misrepresentation by Borrower, Key Principal or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender; or (5) failure to apply Rents, first, to tile payment of reasonable operating expenses (other than Property management fees that are not currently payable pursuant to the terms of all Assignment of Management Agreement or any other agreement with Lender executed in connection with the Loan) and then to amounts ("Debt Service Amounts") payable under this Note, the Security Instrument or any other Loan Document (except that Borrower will not be personally liable (1) to the extent that Borrower lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar Judicial proceeding, or (11) with respect to Rents that are distributed in any calendar year if Borrower has paid all operating expenses and Debt Service Amounts for that calendar year).

      (c) Borrower shall become personally liable to Lender for tile repayment of all of tile Indebtedness upon the occurrence of any of the following Events of Default: (1) Borrower's acquisition of any property or operation of any business not permitted by Section 33 of the Security Instrument; or (2) a Transfer that is all Event of Default under Section 21 of the Security Instrument.

      (d) To the extent that Borrower has personal liability under tills Paragraph 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against tile Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. For purposes of tills Paragraph 9, tile term "Mortgaged Property" shall not include any funds that
 (I) have been applied by Borrower as required or permitted by the Security Instrument prior to the occurrence of an Event of Default, or (2) Borrower was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding.









       10.  Voluntary and Involuntary Prepayments.

      (a) A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:

           (1) Borrower may voluntarily prepay all (but not less than all) of the unpaid principal balance of this Note oil the last Business Day of a calendar month if Borrower has given Lender at least 30 days prior notice of its Intention to make such prepayment. Such prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all accrued interest, (C) all other sums due Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Schedule A. For all purposes, including the accrual of interest, any prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of such month. For purposes of this Note, a "Business Day" means any day other than a Saturday, Sunday or any other day oil which Lender is not open for business.

           (2) Upon Lender's exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due Lender under this Note and the other Loan Documents, and (B) the prepayment premium calculated pursuant to Schedule A.

           (3) Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring tile payment to Lender by Borrower of a prepayment premium. Tile amount of any such partial prepayment shall be computed so as to provide to Lender a prepayment premium computed pursuant to Schedule A without Borrower having to pay out-of-pocket any additional amounts.

      (b) Notwithstanding the provisions of Paragraph 10(a), no prepayment premium shall be payable with respect to (A) any prepayment made no more than 90 days before the Maturity Date, or (B) any prepayment occurring as a result of tile application of any insurance proceeds or condemnation award under the Security Instrument.

      (c) Schedule A is hereby Incorporated by reference into this Note.

      (d) Any required prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing.

      (e) Borrower recognizes that any prepayment of tile unpaid principal balance of this Note, whether voluntary or Involuntary or resulting from a default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents a reasonable estimate of the damages Lender will incur because of a prepayment.

      (f) Borrower further acknowledges that the prepayment premium provisions of tills Note are a material part of the consideration for the loan evidenced by this Note, and acknowledges that tile terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the prepayment premium provisions.




      11. Costs and Expenses. Borrower shall pay on demand all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-Judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

       12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after tile due date of such payment, or in an amount which is less than tile required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute all election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

      13. Waivers. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower, Key Principal, and all endorsers and guarantors of tills Note and all other third party obligors.

      14. Loan Charges. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to tile benefit of that law, that interest or charge is hereby reduced to tile extent necessary to eliminate that violation. Tile amounts, if any, previously paid to Lender in excess of tile permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with tile Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that tile rate of interest so computed is uniform throughout the stated term of tile Note.

      15. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

       16. Counting of Days. Except where otherwise specifically provided, any reference In this Note to a period of "days" means calendar days, not Business Days.

       17. Governing Law. This Note shall be governed by the law of the jurisdiction in which tile Land is located.

       18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

      19. Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 3 1 of the Security Instrument.

      20. Consent to Jurisdiction and Venue. Borrower and Key Principal each agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in the jurisdiction in which the Land is located (the "Property Jurisdiction"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note. Borrower and Key Principal each irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

       21. WAIVER OF TRIAL BY JURY. BORROWER, KEY PRINCIPAL AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER, KEY PRINCIPAL AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.
      ATTACHED SCHEDULES. The following Schedules are attached to this Note:

            Schedule A Prepayment Premium (required)

            Schedule B Modifications to Multifamily
            Note

       IN WITNESS  WHEREOF,  Borrower has signed and delivered  this Note or has
 caused  this  Note  to  be  signed  and   delivered  by  its  duly   authorized
 representative.

                      BORROWER:
                      402 JULIA STREET ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

                      By:  HISTORIC PRESERVATION PROPERTIES 1989
                     LIMITED PARTNERSHIP, a Delaware limited
                    partnership ("HPP"), its General Partner

                      By: BOSTON HISTORIC PARTNERS LIMITED
                      PARTNERSHIP, a Massachusetts limited
                           partnership
                         ("BHP"), HPP's General Partner

                                By:  PORTFOLIO ADVIS
                                 a Massachusetts
                                     corporation,
                              BHP's General Partner

                                     By:
                                          Terrence P. Sullivan
                                    President

                                By:
                              Terrence P. Sullivan,
                              BHP's General Partner

 "NE VARIETUR "for identification with an Act of Mortgage passed this day before me, Notary.

              MA, July  1998

                                                  JOANNE M. LAURIA
 Name:               My commission
 expires:                 Notary Public
                                                  My Commission Expires October
                                                  29, 2004

               [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                      BORROWER:
                      402 JULIA STREET ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

                      By:
                           Henry M. Lambert, its General
                           Partner

                      By:
                           R. Carey Bond, its General
                           Partner

                      Borrower's Social Security/Employer ID Number:
                      72-1149319

 "NE VARIETUR "for
 identification with an Act of
 Mortgage passed this day
 before me. Notary.

 New Orleans, LA., July _,
 1998

 Name: Paul E. Ramoni, Jr., My commission expires at my death.

 Pay to the Order of FANNIE MAE Without Recourse.

 INVESTMENT PROPERTY MORTGAGE, L.L.C.
 a Louisiana limited
 liability company

 BY:  STANDARD MORTGAGE CORPORATION
      a Louisiana corporation
      Manager

      By:
            F. Owen Kendrick
            Vice President

 "NE I/ARIETUR "for identification, with an Act of Assignment of Mor1gage passed this day before me, Notary New Orleans, LA., July , 1998

 Name: Paul E. Ramoni, Jr.
 My commission expires at my
 death.

                              SCHEDULE A

                         PREPAYMENT PREMIUM

       Any prepayment premium payable under Paragraph 10 of this Note shall be computed as follows:

      (a) If the prepayment is made during the first 9Y2 years beginning on the date of the Note
            (the "Yield Maintenance Period"), the prepayment premium shall be tile greater of-

                 (i) % of the unpaid principal balance of this Note; or (i i) The product obtained by multiplying:

                      (A)  the amount of principal being
                      prepaid,

                      by

                      (B) the difference obtained by subtracting from the interest rate on this Note the yield rate (the "Yield Rate") on the 5.625% U.S. Treasury Security due 05/2008 (the "Specified U.S. Treasury Security"), as the Yield Rate is reported in The Wall Street Journal on the fifth Business Day preceding (x) the date notice of prepayment is given to Lender where prepayment is voluntary, or (y) the date Lender accelerates the Loan, by

                      (C)  the  present  value  factor   calculated   using  the
                      following formula:

                                1 - (1 + r) -n
                                   r
                                [r  =  Yield Rate
                                n = the number of 365-day years (or 366-day years, if applicable), and any fraction thereof, remaining between the Prepayment Date and the expiration of the Yield Maintenance Period]

















                           In the event that no Yield Rate is published for the Specified U.S. Treasury Security, then the nearest equivalent U.S. Treasury Security shall be selected at Lender's discretion. If tile publication of such Yield Rates in The Wall Street Journal is discontinued, Lender shall determine such Yield Rates from another source selected by Lender.

                           For purposes of subparagraph (ii)(C), the "Prepayment Date" shall be (x) in the case of a voluntary prepayment, the date on which the prepayment is made, and (y) in any other case, the date on which Lender accelerates the unpaid principal balance of this Note.

      (b) If the prepayment is made after the expiration of the Yield Maintenance Period but more than 90 days before the Maturity Date, the prepayment premium shall be 1% of the unpaid principal balance of this Note.






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